UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2023

Blackstone Private Credit Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-01358	84-7071531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 31st Floor New York, New York	10154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 503-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.	Unregistered Sale of Equity Securities.

As of January 1, 2023, Blackstone Private Credit Fund (the “Fund” or “BCRED”) sold unregistered Class I common shares of beneficial interest (with the final number of shares being determined on January 25, 2023) to feeder vehicles primarily created to hold the Fund’s Class I shares. The offer and sale of these Class I shares was exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and/or Regulation S thereunder (the “Private Offering”). The following table details the shares sold:

Date of Unregistered Sale	Amount of Class I Common Shares	Consideration
As of January 1, 2023 (number of shares finalized on January 25, 2023)	1,000,226	$24,595,562

Item 7.01.	Regulation FD Disclosure.

January 2023 Distributions

On January 25, 2023, the Fund declared regular distributions for each class of its common shares of beneficial interest (the “Shares”) in the amounts per share set forth below:

	Gross Distribution	Stockholder Servicing Fee	Net Distributions
Class I Common Shares	$0.2100	$0.0000	$0.2100
Class S Common Shares	$0.2100	$0.0174	$0.1926
Class D Common Shares	$0.2100	$0.0051	$0.2049

The distributions for each class of Shares are payable to shareholders of record as of the open of business on January 31, 2023 and will be paid on or about February 24, 2023.

These distributions will be paid in cash or reinvested in shares of the Fund’s Shares for shareholders participating in the Fund’s distribution reinvestment plan.

Portfolio Commentary

Portfolio Update

(All data as of December 31, 2022, unless otherwise noted)

When we set up BCRED, the goal was to leverage Blackstone’s scale to offer investors an income focused fund comprised of privately originated senior secured loans to large scale corporations with defensive qualities. These defensive qualities were designed to drive returns in different market environments. Nearly 100%1 of BCRED’s loans are floating rate (typically with floors built in to protect from declining rates), which protects investors if rates increased (and if they fell too much). BCRED’s portfolio with 98%2 senior secured at 44%3 average loan-to-value seeks to protect investors if the assets or the economy falters. Our sector selections and size of businesses were designed to focus on less cyclical or speculative sectors with larger businesses that were leaders in their space and therefore better positioned to navigate through stressed markets. We wanted investors to point to BCRED as a bright spot in their portfolio regardless of the market backdrop.

While over the last two years the weather patterns have shifted quickly, we believe it has further validated our strategy around being defensively positioned.

BCRED launched at the beginning of 2021 into a market that had favorable market tailwinds, with an active M&A market, strong capital flows and overall, positive economic growth drivers. Despite very low base rates in 2021 (which drive returns in floating rate loans) and credit spreads4 that tightened over the course of the year, BCRED generated a 12.6%5 YTD 2021 total net return for Class I shareholders.

In 2022, the winds shifted very quickly, as rising base rates and inflation helped drive both technical and fundamental challenges, resulting in an enormous amount of market uncertainty. Despite public fixed income and equity markets suffering negative returns for 2022 BCRED generated a 3.6%5 YTD 2022 total net return for Class I shareholders, outperforming investment-grade -13.0%6, high-yield bonds -11.2%6 and leveraged loans -0.6%6.

[1]	As a percentage of debt investments in BCRED’s portfolio, which represents 98% of BCRED’s investments excluding BCRED’s equity investments in joint ventures.
[2]	Excludes BCRED’s equity investments in joint ventures which have similar underlying qualities.
[3]

As of December 31, 2022. Includes all private debt investments for which fair value is determined by BCRED’s Board of Trustees (the “Board”) in conjunction with a third-party valuation firm and excludes quoted assets. Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable BCRED private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recent quarter end. See BCRED’s prospectus.

[4]

Credit spread (typically a fixed amount) is the amount added to the base rate (the variable/floating rate) which sums to the interest rate due under a credit agreement. When we refer to “widening” or “tightening” credit spreads, we refer to the credit spread increasing or decreasing, respectively.

[5]

Total Net Return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested) divided by the beginning NAV per share. Returns greater than one year are annualized. 2021 year-to-date (YTD) total return for Class S (no / with upfront placement fee): 11.6%/7.7%. 2021 YTD total return for Class D (no / with upfront placement fee): 7.4%/5.8%. 2022 year-to-date (YTD) total return for Class S (no / with upfront placement fee): 2.7%/-0.9%. 2022 YTD total return for Class D (no / with upfront placement fee): 3.3%/1.8%. All returns shown are derived from unaudited financial information and are net of all BCRED expenses, including general and administrative expenses, transaction related expenses, management fees, incentive fees, and share class specific fees, but exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year.

[6]

“Leveraged Loans” is represented by the Morningstar LSTA US Leveraged Loan Index. “High Yield” is represented by the Bloomberg US Corporate High Yield Index. “Investment Grade Bonds” is represented by the Bloomberg US Aggregate Bond Index. The indices presented represent investments that have material differences from an investment in BCRED or the investments that BCRED may make.

We believe that BCRED’s outperformance compared to public fixed income markets over the same period is a direct result of the defensive nature of the direct lending asset class and quality of BCRED’s investment portfolio. BCRED’s distributions also grew meaningfully in 2022 to a 10.2%7 annualized distribution yield on Class I shares, reflecting the benefit of rising base rates on our portfolio. We believe the biggest negative impact to BCRED’s full year returns of 3.6%5 was the widening of credit spreads4, which drives markdowns in credit assets. Despite the current average mark of BCRED at 96.38, the portfolio continued to perform well.

Looking ahead to 2023, we expect the market to be different again from 2021 and 2022. We expect that base rates may remain higher than those experienced in 2021 and 2022, which is positive for floating rate loans. Additionally, stable capital flows and constrained commercial banking activity in leveraged loans may cause credit spreads4 over base rates to remain stable or decrease on new transactions. We believe this “credit spread tightening,” to the extent it occurs, provides potential increased valuation marks for pre-existing private credit assets.

As we enter 2023 and investors worry about economic headwinds, we believe BCRED’s ability to provide investors with a high quality, defensively positioned income solution with senior secured investment in large high-quality businesses and sectors may attract additional capital. We believe being consistently defensive with one of the most experienced, active managers in credit may prove to be an advantage for our shareholders.

BCRED 2022 Key Highlights

Rising Income. BCRED ended the year with a 10.2%7 annualized distribution yield for Class I, a 26% increase, having paid one special dividend in the year and increased our regular monthly dividend twice. With base rates in the portfolio resetting every three months on average, we believe there is further opportunity for BCRED’s portfolio earnings to grow given the market average base rate during 2022 of 2.2%9, which is meaningfully lower than the current market rates of 4.6%10.

[7]

As of December 31, 2022. Annualized Distribution Yield represents December’s distribution annualized and divided by the last reported NAV from November. Distributions are not guaranteed. Distributions have been and may in the future be funded through sources other than cash flow. See BCRED’s prospectus. Please visit BCRED’s website for notices regarding distributions subject to Section 19(a) of the Investment Company Act of 1940. We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital, or offering proceeds and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. As of December 31, 2022, 100% of inception to date distributions were funded from cash flows from operations. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a shareholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price. Distribution may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled. Annualized Distribution Yield for other share classes are as follows: 9.3% for Class S and 9.9% for Class D.

[8]	As of December 31, 2022.
[9]	Bloomberg average 3M SOFR for 2022.
[10]	Bloomberg 3M SOFR as of December 31, 2022.

Current Lending Environment. While higher financing costs and risk of slower economic growth have reduced M&A activity, BCRED was able to source attractive investment opportunities while remaining selective due to the scale of its origination platform, incumbency, and long-standing relationships with private equity sponsors. As public markets remain dislocated, BCRED benefitted from higher credit spreads4 and origination fees in new private deals, along with enhanced lender protections and significant equity cushions. We believe the current market environment allows for favorable risk-adjusted returns at the top of the capital structure, as asset level yields for new senior secured deals in private credit are at 11%-12% compared to 8% for public loans11.

Defensively Positioned Portfolio. To limit downside in the event of a recession, we remain focused on investing defensively in large ($189mm12 average issuer EBITDA), growing companies with strong free cash flow generation. Additionally, BCRED continues to invest in historically low default sectors.

Valuations. BCRED’s portfolio is currently marked at a discount to par (100) with an average mark of 96.38. The wider credit spread4 environment has negatively impacted the marks for our private assets (as opposed to deteriorating borrower fundamentals) and we believe the public assets trading prices are similarly impacted13. We believe the average mark implies a loss rate higher than what the fund’s current portfolio will experience over time. For comparison, the historical loss rate for leveraged loans has averaged 0.92% per year since 200614. We believe that contractual repayments at 100 (par), absent any sales or defaults, offer potential upside to current valuation. For example, BCRED received ~$2.6B15 of repayments in 2022 at par or better.

Healthy Liquidity Position. BCRED was built with an aim to weather challenging environments, with ample liquidity and a structure that is designed to maximize long-term shareholder value as a semi-liquid fund. Along with the Fund’s immediate liquidity in the form of cash and borrowing availabilities, BCRED’s loans are contractually obligated to repay at 100 (par) or better over time. With an expected average hold of 3 to 5 years for each loan, private credit portfolios turnover 10%-20% per year. Given BCRED is entering its third year of operations in February of 2023, we expect to see this turnover provide BCRED with a continued source of liquidity.

Data is as of December 31, 2022, unless otherwise indicated. Returns for periods greater than one year are annualized. Past performance is not necessarily indicative of future results and there can be no assurance that the fund will achieve results comparable to those of any of Blackstone Credit’s prior funds or be able to implement its strategy or achieve its investment objectives, including due to an inability to access sufficient investment opportunities. The opinions expressed herein reflect the current opinions of Blackstone as of the date appearing in this material only. There can be no assurance that views and opinions expressed in this document will come to pass. The above is not intended to be indicative of future results to be achieved by the proposed fund; actual results may differ materially from the information generated through the use of illustrative components of return. While Blackstone believes that these assumptions are reasonable under the circumstances, there is no assurance that the results will be obtained, and unpredictable general economic conditions and other factors may cause actual results to vary materially. Any variations could be adverse to the actual results.

[11]	Private yields based on Blackstone’s views and public yields based on Morningstar LSTA Leverage Loan Index. As of January 20, 2023.
[12]

As of December 31, 2022. Includes all private debt investments for which fair value is determined by BCRED’s Board in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted on fair market value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BCRED, and may reflect a normalized or adjusted amount. Accordingly, BCRED makes no representation or warranty in respect of this information. EBITDA is a non-GAAP financial measure. For a particular portfolio company, EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization.

[13]	Current valuations reflect higher margins for newly issued loans and factor in future potential credit losses.
[14]

As of September 30, 2022. 0.92% represents the weighted average historical annual loss rate for the CS Institutional Leveraged Loan index, shown since 2006, the date that BXC commenced operations. The loss rate for this index is calculated using the trading price the day that a loan defaults (payment defaults or bankruptcy) and does not reflect actual recovery of defaulted loans. BCRED’s valuation marks are impacted by the pricing of assets with comparable risk in the current market. For example, a loan originated and priced in a lower risk environment may be marked down when comparable loans are pricing at higher rates, even if that loan is not expected to default.

[15]	Represents BCRED repayments. The fund may choose to sell assets at prices less than par.

Item 8.01.	Other Events.

Net Asset Value

The net asset value (“NAV”) per share of each class of the Fund as of December 31, 2022, as determined in accordance with the Fund’s valuation policy, is set forth below.

NAV as of December 31, 2022
Class I Common Shares	$24.59
Class S Common Shares	$24.59
Class D Common Shares	$24.59

As of December 31, 2022, the Fund’s aggregate NAV was $22.7 billion, the fair value of its investment portfolio was $48.9 billion, and it had $26.9 billion of debt outstanding (at principal). The average debt-to-equity leverage ratio during December 2022 was approximately 1.19 times. As of December 31, 2022, the Fund had $36.2 billion in committed debt capacity, with 90% in floating rate leverage, of which 75% is secured, and 10% in unsecured fixed rate leverage based on drawn amounts.16 The Fund’s leverage sources are in the form of a corporate revolver (6%), asset-based credit facilities (48%), unsecured bonds (32%), secured short term indebtedness (2%) and collateralized loan obligation (CLO) notes (12%) based on drawn amounts.

Status of Offering

The Fund is currently publicly offering on a continuous basis up to $36.5 billion in Shares (the “Offering”). Additionally, the Fund has sold unregistered shares as part of the Private Offering. The following table lists the Shares issued and total consideration for both the Offering and the Private Offering as of the date of this filing. The table below does not include Shares sold through the Fund’s distribution reinvestment plan. The Fund intends to continue selling Shares in the Offering and the Private Offering on a monthly basis.

	Common Shares Issued	Total Consideration
Offering:
Class I Common Shares	208,288,139	$5.3 billion
Class S Common Shares	285,841,692	$7.3 billion
Class D Common Shares	48,826,958	$1.2 billion
Private Offering:
Class I Common Shares	440,274,782	$11.3 billion
Class S Common Shares	—	—
Class D Common Shares	—	—
Total Offering and Private Offering *	983,231,572	$25.2 billion

*	Amounts may not sum due to rounding.

[16]

Certain Notes are classified for the purposes of this filing as floating rate as a result of the Fund entering into interest rate swaps to effectively swap fixed notes payments for floating rate payments.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements about the Fund’s business, including, in particular, statements about the Fund’s plans, strategies and objectives. You can generally identify forward-looking statements by the Fund’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. These statements include the Fund’s plans and objectives for future operations (including plans and objectives relating to future growth and availability of funds), expectations for current or future investments, and expectations for market and other macroeconomic trends, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond the Fund’s control. Although the Fund believes the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and the Fund’s actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by the Fund or any other person that the Fund’s objectives and plans, which the Fund considers to be reasonable, will be achieved.

You should carefully review the “Risk Factors” section of the Fund’s prospectus, its most recent annual report on Form 10-K and any updates in its quarterly reports on Form 10-Q for a discussion of the risks and uncertainties that the Fund believes are material to its business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, the Fund does not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE PRIVATE CREDIT FUND

Date: January 26, 2023	By:	/s/ Kevin Kresge
	Name:	Kevin Kresge
	Title:	Interim Chief Financial Officer